Exhibit 10.3
February 13, 2015

REO Plus, Inc.
c/o  Boulderado Group, LLC
       292 Newbury Street, Suite 333
       Boston, MA 02115
      Attention:  Alex Rozek

GUARANTY

Re:	Guaranty of Payment Obligations to Prosperity Bank

Ladies and Gentlemen:

Reference is made to the Guaranty Agreement (the “Prosperity Bank Guaranty”) dated June ___, 2013 by and between Prosperity Bank (the “Lender”) and the Guarantors (each as defined therein), including REO Plus, Inc. (the “Company”).   For good and valuable consideration, the sufficiency and receipt whereof are hereby acknowledged,  the undersigned hereby unconditionally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of all now existing and future indebtedness, obligations or liabilities of the Company to the Lender, whether direct or indirect, absolute or contingent, secured or unsecured, arising under the Prosperity Bank Guaranty as now written or as amended or supplemented hereafter, or by operation of law or otherwise.  Further, the undersigned agrees to pay to you on demand the amount of all expenses (including reasonable attorney’s fees) incurred by you in collecting or attempting to collect the undersigned’s obligations to you under this Guaranty, and agrees to pay any interest at the lesser of 12% per annum or the highest lawful rate on all amounts payable to you hereunder.  (All of the aforementioned obligations, liabilities, expenses and interest are hereinafter collectively called the “Obligations”).

This Guaranty is executed as an inducement to the Purchasers as defined in that certain Stock and Note Purchase Agreement of even date to acquire your share ownership in the Company and to acquire certain promissory notes of the Company payable to you and is executed in consideration of your doing or having done any of the foregoing.

Notice of acceptance of this Guaranty, the amendment, execution or termination of any of the Prosperity Bank Guaranty, and presentment, demand, protest, notice of protest, notice of non-payment and all other notices to which the undersigned may be entitled and the Company’s reliance on this Guaranty are hereby waived.  The undersigned also waive notice of:  changes in terms or extensions of time of payment, the taking and releasing of collateral or guarantees (including the release of the undersigned) and the settlement, compromise or release of any Obligations, and agree that, as to the undersigned, the amount of the Obligations shall not be diminished by any of the foregoing.  The undersigned also agree that you need not attempt to collect any obligations from the other obligors under the Prosperity Bank Guaranty, but may require the undersigned to make immediate payment of Obligations to you when due or at any time thereafter.

This Guaranty is absolute, unconditional and continuing, regardless of the validity, regularity or enforceability of any of the Obligations or may otherwise be subject to equities or defenses or prior claims in favor of others or may be invalid or defective in any way and for any reason, including any action, or failure to act, on your part.  The liability of the undersigned under this Guaranty shall be unaffected by the death of the undersigned.  Payment by the undersigned shall be made to you at your office from time to time on demand as Obligations become due, and one or more successive or concurrent actions may be brought hereon against the undersigned either in the same action in which the Company is sued or in separate actions.  In the event any claim or action, or action on any judgment, based on this Guaranty, is made or brought against the undersigned, the undersigned agree not to assert against you any setoff or counterclaim which the undersigned may have, and further the undersigned agrees not to deduct, setoff, or seek to counterclaim for or recoup, any amounts which are or may be owed by you to the undersigned, or for any loss of contribution from any other guarantors.  Furthermore, in any litigation based on this Guaranty in which you and the undersigned shall be adverse parties, the undersigned hereby waive the right to interpose any defense based upon any statute of limitations or any claim of laches and waive the performance of each and every condition precedent to which the undersigned might otherwise be entitled by law.  The undersigned hereby consent to in personam jurisdiction of the federal and state courts located in Charlotte, North Carolina.  In the event that you bring any action or suit in any federal or state court of record in North Carolina to enforce any or all liabilities of the undersigned hereunder, service of process may be made on the undersigned by mailing by certified mail, return receipt requested, a copy of the summons to the undersigned at the address set forth below.

In the event of any breach of, or default under the Loan Agreement (as referenced in the Prosperity Bank Guaranty) or the Prosperity Bank Guaranty, or if the undersigned shall fail to observe or perform in all material respects any agreements, warranties, or covenants contained herein, or on the death of the undersigned, or should the undersigned commit an act of bankruptcy, have commenced by or against the undersigned any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceeding under any federal or state law, then the liability of the undersigned for the entire Obligations that Lender seeks to recover from  the Company or any subsidiary of the Company (which may be the entirety of the amounts guaranteed by the Prosperity Bank Guaranty) shall become due and payable hereunder (a) to the Lender whenever the Lender has made demand under the Prosperity Bank Guaranty (provided that the payment is clearly identified as being paid on behalf of the Company under the Prosperity Bank Guaranty) or (b) to the Company whenever the Company has made any payment to the Lender pursuant to the Prosperity Bank Guaranty.    If the undersigned makes any payment as a result of this guaranty, he shall be subrogated, to the extent of such payment, to all rights and remedies of the Company to seek contribution from and assert any other claims against any other Guarantors under the Prosperity Bank Guaranty.

This Guaranty may be terminated only upon receipt of written acknowledgement by Prosperity Bank, in form and substance reasonably satisfactory to the Company, that the Company is unconditionally released from any and all obligations under the Prosperity Bank Guaranty.    This is a continuing Guaranty and written notice as above provided shall be the only means of termination, notwithstanding the fact that for certain periods of time there may be no Obligations owing to Prosperity Bank from the Company.

This Guaranty embodies the whole agreement of the parties and may not be modified except in writing, and no course of dealing between you and the undersigned shall be effective to change or modify this Guaranty.  Your failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be considered as cumulative rather than alternative.  No knowledge of any breach or other nonobservance by the undersigned of the terms and provisions of this Guaranty shall constitute a waiver thereof, nor a waiver of any obligations to be performed by the undersigned hereunder.  This Guaranty is executed and given in addition to, and not in substitution, reduction, replacement or satisfaction of any other endorsements or guarantees of the Obligations.

 This Guaranty shall inure to the benefit of you, your successors and assigns and any parent, subsidiary or affiliate of yours; shall be binding upon the undersigned and upon the heirs, executors, administrators, successors and assigns of the undersigned.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING DIRECTLY OR INDIRECTLY OUT OF THIS GUARANTY.

This Guaranty shall be governed by and construed in accordance with the laws of the State of Texas.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty effective as of the date above set forth.

/s/ Richard J. Church
Richard J. Church